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                                                                   EXHIBIT 10.20

THIS COMMON STOCK PURCHASE WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS COMMON STOCK PURCHASE WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS AND MAY NOT BE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM. THIS COMMON STOCK PURCHASE WARRANT AND SUCH SECURITIES MAY BE TRANSFERRED ONLY IN COMPLIANCE WITH THE CONDITIONS SPECIFIED IN THIS COMMON STOCK PURCHASE WARRANT.

                                                                October __, 2002

                                     FORM OF
                       CONTINENTAL SOUTHERN RESOURCES, INC.
                          COMMON STOCK PURCHASE WARRANT

         CONTINENTAL SOUTHERN RESOURCES, INC., a Nevada corporation the "Company"), for value received, hereby certifies that Michael Marcus or his registered assigns (the "Holder"), is entitled to purchase from the Company, at any time or from time to time during the period specified in Section 2 hereof, One Hundred Twelve Thousand Five Hundred (112,500) fully paid and nonassessable shares of common stock, par value $.001 per share, of the Company (the "Common Stock"), at an exercise price of $5.00 per share, subject to adjustment hereunder (the "Exercise Price"), and subject to the other terms herein. As used herein, the term "Warrant Shares" means the shares of Common Stock issuable upon exercise of this Common Stock Purchase Warrant (the "Warrant").

         This Warrant is subject to the following terms, provisions and conditions:

         1. Manner of Exercise: Issuance of Certificates: Payment for Shares. Subject to the provisions hereof, this Warrant shall be exercised by the Holder hereof by the surrender of this Warrant to the Company at the Company's principal executive offices (or such other office of the Company as it may designate by notice to the Holder hereof). The Warrant Shares so purchased shall be deemed to be issued to the Holder hereof or such Holder's designee, as the record owner of such shares, as of the close of business on the date on which this Warrant shall have been surrendered, and payment shall have been made for such shares as set forth above. Certificates for the Warrant Shares so purchased shall be delivered to the Holder hereof within five business days after this Warrant shall have been so exercised and surrendered to the Company. The certificates so delivered shall be in such denominations as may be reasonably requested by the Holder hereof and shall be registered in the name of such Holder or such other name as such Holder may designate subject to the transfer restrictions herein and upon payment by such holder of any applicable transfer taxes.

         2. Period of Exercise. This Warrant is exercisable at any time or from time to time on or after the date first listed above, and before 5:00 p.m., eastern time on the third anniversary of the date hereof (the "Exercise Period").

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         3.       Certain Agreements of the Company. The Company hereby
covenants and agrees as follows:

                  (a) Shares to be Fully Paid. All Warrant Shares shall, upon issuance in accordance with the terms of this Warrant, be validly issued, fully paid, and nonassessable and free from all taxes, liens, and charges with respect to the issue thereof.

                  (b) Reservation of Shares. During the Exercise Period, the Company shall at all times have authorised, and reserved for the purpose of issuance upon exercise of this Warrant, a sufficient number of shares of Common. Stock to provide for the exercise of this Warrant.

                  (c) Certain Actions Prohibited. The Company shall not, by amendment of its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed by it hereunder, but shall at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of all such action as may reasonably be requested by the holder of this Warrant in order to protect the exercise privilege of the Holder of this Warrant against impairment, consistent with the tenor and purpose of this Warrant. Without limiting the generality of the foregoing, the Company shall take all such actions as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant.

                  (d) Successors and Assigns. This Warrant shall be binding upon any entity succeeding to the Company by merger, consolidation, or acquisition of all or substantially all the Company's assets.

         4. Antidilution Provisions. During the Exercise Period, the Exercise Price and the number of Warrant Shares shall be subject to adjustment from time to time as provided in this Section 4.

                  (a) Subdivision or Combination of Common Stock. If the Company at any time subdivides (by any stock split, stock dividend, recapitalization, reorganization, reclassification or otherwise) the Common Stock into a greater number of shares, then, after the record date for effecting such subdivision, the Exercise Price in effect immediately prior to such subdivision shall be proportionately reduced and the number of Warrant Shares shall be proportionately increased. If the Company at any time combines (by reverse stock split, recapitalization, reorganization, reclassification or otherwise) the Common Stock into a smaller number of shares, then, after the record date for effecting such combination, the Exercise Price in effect immediately prior to such combination shall be proportionately increased and the number of Warrant Shares shall be proportionately decreased.

                  (b) Consolidation, Merger or Sale. In case the Company after the date hereof (a) shall consolidate with or merge into any other entity and shall not be the continuing or surviving corporation of such consolidation or merger, (b) shall permit any other entity to consolidate with or merge into the Company and the Company shall be the continuing or surviving entity but, in connection with such consolidation or merger, all outstanding shares of Common Stock shall be changed into or exchanged for stock or other securities of any other

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entity or cash or any other property, (c) shall transfer all or substantially all of its properties or assets to any other person or entity, or (d) shall effect a capital reorganization or reclassification of the Common Stock (other than a capital reorganization or reclassification for which adjustment in the Exercise Price is provided in Section 4(a)), then, and in the case of each such transaction, proper provision shall be made so that, upon the basis and the terms and in the manner provided in this Warrant, the Holder of this Warrant, upon the exercise hereof at any time after the consummation of such transaction, shall be entitled to receive (at the aggregate Exercise Price in effect at the time of such consummation for all Common Stock issuable upon such exercise immediately prior to such consummation), in lieu of the Common Stock issuable upon such exercise immediately prior to such consummation, the highest amount of securities, cash or other property to which such Holder would have been entitled as a stockholder upon such consummation if such Holder had exercised this Warrant immediately prior thereto, subject to adjustments (subsequent to such consummation) as nearly equivalent as possible to the adjustments provided for in this Section 4. The Company shall not effect any such consolidation, merger, or sale of assets, or capital reorganization or reclassification unless prior to the consummation thereof, the continuing or surviving corporation (if other than the Company) assumes by written instrument the obligations under this
Section 4 and the obligations to deliver to the Holder of this Warrant such securities, cash or other property as, in accordance with the foregoing provisions, the Holder may be entitled to acquire.

                  (c) Distribution of Assets. In case the Company shall declare or make any distribution of its assets to all holders of Common Stock as a partial liquidating dividend, by way of return of capital or otherwise, other than a dividend payable in shares of Common Stock or in cash out of earnings of the Company, the Holder of this Warrant shall be entitled upon exercise of this Warrant to receive the amount of cash, securities or other property that would have been payable to the Holder had such Holder been the Holder of such shares of Common Stock on the record date for the determination of stockholder entitled to such distribution.

                  (d) Certain Events. In case any event shall occur as to which paragraphs(a), (b) or (c) of this Section 4 are not strictly applicable but the failure to make any adjustment would not fairly protect the rights represented by this Warrant in accordance with the essential intent of such provisions, the Company shall give notice of such event as provided in Section 4(d) and shall make an appropriate adjustment in the Exercise Price and the number of Warrant Shares to preserve, without dilution, the rights represented by this Warrant.

         5. No Rights as a Stockholder. Prior to the exercise of this Warrant, the Holder hereof, as such, shall not be entitled to any rights of a stockholder of the Company, including, without limitation, the right to vote, to consent, to exercise any preemptive right, to receive any notice of meetings of stockholders for the election of directors of the Company or any other matter or to receive any notice of any proceedings of the Company, except as may be specifically provided for herein.

         6.       Transfer, Exchange, and Replacement of Warrant.

                  (a) Restriction on Transfer. The Holder of this Warrant (including any replacement Warrant) acknowledges that this Warrant and any Warrant Shares may not be sold, transferred, assigned or otherwise disposed of unless such securities have been registered under the Securities Act and all applicable state securities laws or are being sold, transferred or

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assigned pursuant to an applicable exemption under the Securities Act and the
Holder of this Warrant shall have delivered an opinion of counsel to the Company stating that an exemption from such registration or qualification is available (such opinion and such counsel to be acceptable to the Company), except for (i) the exercise of this Warrant in accordance with its terms, (ii) pledges to bona fide financial institutions to secure the repayment of indebtedness and
(iii) in case of natural persons, transfers to immediate family members or a trust or trusts for the benefit of such family members for estate planning purposes. The Warrant Shares shall be issued with a restrictive legend setting forth the above restrictions on transfer.

                  (b) Replacement of Warrant. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant and, in the case of any such loss, theft, or destruction, upon delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company, or, in the case of any such mutilation, upon surrender and cancellation of this Warrant, the Company, at its expense, shall execute and deliver, in lieu thereof, a new Warrant of like tenor.

                  (c) Cancellation. Payment of Expenses; Upon the surrender of this Warrant in connection with any transfer or replacement as provided in this Section 6, this Warrant shall be promptly canceled by the Company. The Company shall pay all taxes and all other reasonable expenses (other than legal expenses, if any, incurred by the Holder or transferees) and charges payable in connection with the preparation, execution, and delivery of Warrants pursuant to this Section 6.

                  (d) Register. The Company shall maintain, at its principal executive offices (or such other office or agency of the Company as it may designate by notice to the Holder hereof), a register for this Warrant, in which the Company shall record the name, address and social security number of the person in whose name this Warrant has been issued, as well as the name, address and social security number of each transferee and each prior owner of this Warrant.

         7. Notices. All notices, requests, and other communications required or permitted to be given or delivered hereunder to the Holder of this Warrant shall be in writing, and shall be personally delivered, or shall be sent by certified or registered mail or by recognized overnight mail courier, postage prepaid and addressed, to such Holder at the address shown for such Holder on the books of the Company, or at such other address as such Holder shall have furnished to the Company. All notices, requests and other communications required or permitted to be given or delivered hereunder to the Company shall be in writing, and shall be personally delivered, or shall be sent by certified or registered mail or by recognized overnight mail courier, postage prepaid and addressed, to Continental Southern Resources, Inc., 111 Presidential Boulevard, Suite 158, Bala Cynwyd, PA 19004, or to such other address as the Company shall have furnished to the Holder of this Warrant. Any such notice, request or other communication may be sent by facsimile, but shall in such case be subsequently confirmed by a writing personally delivered or sent by certified or registered mail or by recognized overnight mail courier as provided above. All notices, requests and other communications shall be deemed to have been given either at the time of the receipt thereof at the address specified in this Section 7 or, if mailed by registered or certified mail or with a recognized overnight mail courier, upon deposit with the United States Post Office or such overnight mail courier, postage prepaid and properly addressed.


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         8.       Governing Law. THIS WARRANT SHALL BE GOVERNED BY AND CONSTRUED
AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE COMMONWEALTH OF PENNSYLVANIA WITHOUT REGARD TO ITS OR ANY OTHER JURISDICTION'S CONFLICTS OF LAW.

         9.       Miscellaneous.

                  (a) Amendments. This Warrant may only be amended by an instrument in writing signed by the Company and the Holder hereof.

                  (b) Headings. The headings of the sections and paragraphs of this Warrant are for reference purposes only, and shall not affect the meaning or construction of any of the provisions hereof.

         IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer.

                                           CONTINENTAL SOUTHERN RESOURCES, INC.

                                           By: _________________________________
                                               Stephen P. Harrington
                                               President

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                                                                     EXHIBIT "C"

                               FORM OF ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns, and transfers all the rights of the undersigned under the within Warrant, with respect to the number of shares of nonvoting common stock covered thereby set forth below to:

Name of Assignee                  Address                      No. of Shares "C"

 ,       and hereby irrevocably constitutes and appoints _______________________
as agent and attorney-in-fact to transfer said Warrant on the books of the within-named corporation, with full power of substitution in the premises.

Dated:____________, ______,



                                    Name:_______________________________________

                                    Signature:__________________________________
                                    Title of Signing Officer or Agent (if any):

                                    ____________________________________________

                                    Address:____________________________________

                                    ____________________________________________

                                    NOTE: The above signature should correspond
                                          exactly with the name on the face of
                                          the within Warrant.
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                                    AMENDMENT
                                       TO
                          COMMON STOCK PURCHASE WARRANT

         THIS AMENDMENT (the "Amendment") to the Common Stock Purchase Warrant (the "Warrant"), dated October 18, 2002, issued to Michael Marcus (the "Holder") to purchase 112,500 shares of common stock, par value $.001, of Continental Southern Resources, Inc. a Nevada corporation (the "Company"), is made and entered into February 15, 2004. Capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the Warrant.

                                    RECITALS

         WHEREAS, the parties hereto desire to amend the Warrant to provide for the Warrant Exercise Price to be $2.00.

         NOW, THEREFORE, in consideration of the foregoing premises, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

         1. The introductory paragraph is hereby deleted in its entirety and replaced with the following provision:

         CONTINENTAL SOUTHERN RESOURCES, INC., a Nevada corporation (the "Company"), for value received, hereby certifies that Michael Marcus or his registered assigns (the "Holder"), is entitled to purchase from the Company, at any time or from time to time during the period specified in Section 2 hereof, One Hundred Twelve Thousand Five Hundred (112,500) fully paid and non assessable shares of common stock, par value $.001 per share, of the Company (the "Common Stock"), at an exercise price of $2.00 per share, subject to adjustment hereunder (the "Exercise Price"), and subject to the other terms herein. As used herein, the term "Warrant Shares" means the shares of Common Stock issuable upon exercise of this Common Stock Purchase Warrant (the "Warrant").

         2. Except as expressly provided herein, the Warrant shall remain in full force and effect.

         3. This Amendment may be executed in counterpart, each of which shall be deemed to be an original, and both of which together shall constitute one and the same agreement.

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         IN WITNESS WHEREOF, the Holder and the Company have caused this
Amendment to be signed by their respective officers hereunto duly authorized, all as of the date fast written above.

                                        CONTINENTAL SOUTHERN RESOURCES, INC.


                                        By:  /s/ STEPHEN P. HARRINGTON
                                             ----------------------------------
                                             Name:
                                             Title:


                                             /s/ MICHAEL MARCUS
                                             ----------------------------------
                                             Michael Marcus


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